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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                          SUPPLEMENT DATED MAY 1, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

Except as described below, effective as of May 1, 2003, the VIP Index 500 Portfolio of Fidelity Variable Insurance Products is no longer available for new allocations of purchase payments and transfers of Participant's Account values.

Notwithstanding this termination, Participants who are allocating all or a portion of their purchase payments to the VIP Index 500 Portfolio as of May 1, 2003, shall have a transition period in order to change their allocation election. This transition period will continue at least through the end of the period for solicitation of votes for approval of the substitution of shares of the MetLife Stock Index Portfolio for shares of the VIP Index 500 Portfolio (see below). During this transition period such Participants may continue their current allocation to the VIP Index 500 Portfolio. However if the proposed substitution is not approved and if at the end of this transition period a Participant has not made an election to re-allocate his or her purchase payments to another Fund, MetLife Investors USA will allocate the Participant's purchase payments to the VIP Money Market Portfolio until it receives a further election from the Participant.

MetLife Investors USA will give a further notice to affected Participants informing them of the end of the transition period.

INFORMATION ON THE PROPOSED SUBSTITUTION. In October 2002, MetLife Investors USA and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Metropolitan Series Fund, Stock Index Portfolio for shares of the VIP Index 500 Portfolio held by corresponding subaccounts of the Separate Account. Additionally, in accordance with the terms of the Contracts and/or the Prospectus, the proposed substitution will not be carried out unless owners of Contracts representing a requisite amount of contract value invested in the VIP Index 500 Portfolio approve the substitution. Participants should refer to the Voting Information Statement previously mailed to them for further information.

MetLife Investors USA is in the process of soliciting Participants to obtain the necessary votes for approval, and the original solicitation period for such approvals was to end on April 24, 2003. In accordance with the information provided in the Voting Information Statement, this solicitation period is being extended by MetLife Investors USA for a period of at least 60 days, and MetLife Investors USA reserves the right to further extend the solicitation period.

INFORMATION ON THE VIP INDEX 500 PORTFOLIO. The VIP Index 500 Portfolio of Fidelity Variable Insurance Products is advised by Fidelity Management & Research Co., and its investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500(R)). As of December 31, 2002, the Fund's total annual operating expense ratios for the Initial Class amounted to: management fees, 0.24%; other expenses, 0.09%; and total expenses, 0.33% (after reimbursement by FMR, the net total annual operating expense ratio amounted to 0.28%).